Exhibit 99.2

THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

MG CLEANERS LLC

5% PROMISSORY NOTE

THIS PROMISSORY NOTE is issued by MG Cleaners LLC, a Texas limited liability company (the “Company”) and is designated as its 5% Promissory Note Due on the date that is thirty-six (36) months from the date hereof (“Maturity Date”). This Note is issued pursuant to the Intellectual Property Sale Agreement entered into by and between the Company and Holder (defined below) on February 12, 2018 (“IP Sale Agreement”).

FOR VALUE RECEIVED, the Company hereby promises to pay to Stephen Christian, or permitted assigns (the “Holder”), the principal sum of One Hundred Fifty Thousand DOLLARS (US $150,000) Dollars and to pay interest on the principal sum at a rate of 5% per annum, simple interest, accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. The Note shall be repaid in accordance with Section 2 below. All unpaid principal and accrued but unpaid interest shall be due and payable on January 15, 2021 (the “Maturity Date”), except as otherwise provided herein. If the Installment Payment Date (defined below) or Maturity Date is not a business day in the State of Texas, then such payment shall be made on the next succeeding business day. The Company will pay the principal of, and any accrued but unpaid interest due upon, this Note on each Payment Date or the Maturity Date, by check or wire transfer to the person who is the registered holder of this Note. The forwarding of such check or money order shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

          This Note is subject to the following additional provisions:

1.       This Note was issued by the Company pursuant to the IP Sale Agreement.

2.       Principal and Interest Repayment. Principal and Interest shall be repaid in thirty-six (36) equal monthly payments of $4,496.00 (“Installment Payments”). Each Installment Payment shall be due and payable to Holder on the 15th day of each month (“Installment Payment Date”).

3.       The Company shall be entitled to withhold from all payments of interest on this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

1

4.       This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “Act”), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Note. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note may be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

5.       On the Maturity Date, the Company will pay any remaining principal and all accrued but unpaid interest due on this Note, less any amounts required by law to be deducted, to the registered holder of this Note and addressed to such holder at the last address appearing on the Note Register. The Company can prepay the Note, in whole or in part, without penalty at any time prior to the Maturity Date in its sole discretion, without the prior written consent of Holder.

6.       No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency herein prescribed. This Note is a direct obligation of the Company.

7.       No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

8.       The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

9.       Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of Texas, without giving effect to provisions thereof regarding conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Texas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending, through certified mail or overnight courier, a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

2

10.	The following shall constitute an “Event of Default”:

a.	The Company shall default in the payment of principal or interest on this Note when due and such failure shall continue uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

b.	The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note, and such failure shall continue uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

c.	The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

d.	A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

e.	Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon the occurrence of any Event of Default and during the continuance thereof, the then outstanding principal amount of this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) of ten percent (10%) (the “Default Rate”). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Holder’s expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Holder’s exercise of any rights and remedies hereunder, under the other Transaction Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Holder may employ. In addition, the Default Rate reflects the increased credit risk to the Holder of carrying a loan that is in default. The Company agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by the Holder, and that the actual harm incurred by the Holder cannot be estimated with certainty and without difficulty.

3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date written below.

Dated: February 12, 2018

MG CLEANERS LLC

By:	/s/ Matthew C. Flemming
	Name:	Matthew C. Flemming
	Title:	President

[SIGNATURE PAGE TO PROMISSORY NOTE DATED FEBRUARY 12, 2018]

4